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                                                              Exhibit 23(a)


                      CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Central Fidelity Banks, Inc.:


We consent to the use of our report incorporated herein by reference.


                                                /s/ KPMG Peat Marwick LLP


Richmond, Virginia
July 12, 1995